Exhibit 10.4

JOINDER AND THIRD AMENDMENT TO CREDIT AGREEMENT

This Joinder and Third Amendment to Credit Agreement (this “Amendment”) is entered into as of the 11th day of February, 2011 (the “Amendment Effective Date”), by and among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), SILVERTHORNE OPERATING LLC, a Delaware limited liability company (“Silverthorne”), each subsidiary of Silverthorne listed as a “Borrower” on the signature pages hereto (together with Silverthorne, each a “Borrower”, and collectively, the “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent (the “Agent”) for the Lenders (defined below), and the Additional Revolving Lenders (defined below).

RECITALS

WHEREAS, the Credit Parties, the Agent, and the financial institutions party thereto (the “Lenders”) have executed that certain Credit Agreement dated as of October 14, 2010 (as such may be amended, modified and supplemented from time to time, the “Credit Agreement”), and the Credit Parties; unless otherwise defined herein, all capitalized terms not defined herein have the meaning given such terms in the Credit Agreement;

WHEREAS, the Borrowers have requested an increase in the Total Acquisition Revolving Commitment (the “Commitment Increase”) pursuant to Section 2.4(c) of the Credit Agreement and have obtained additional Commitments in the aggregate totaling $30,000,000 from SunTrust Bank and The F&M Bank & Trust Company (the “Additional Revolving Lenders”);

WHEREAS, the Agent, the Swingline Lender, and each Issuing Bank have separately approved the joinder of the Additional Revolving Lenders to the Credit Agreement as new Revolving Lenders as required by Section 2.4(c) of the Credit Agreement;

WHEREAS, the Credit Parties and the Additional Revolving Lenders have requested the Agent agree to amend the Credit Agreement as set forth herein and in accordance with Section 2.4(d) of the Credit Agreement; and

WHEREAS, the Agent is willing to amend the Credit Agreement as set forth herein, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.               Joinder of Additional Revolving Lenders.

1.1.          Joinder.  Each Additional Revolving Lender hereby acknowledges, agrees and confirms that, by its execution of this Amendment, it will be deemed to be a Revolving Lender under the Credit Agreement for all purposes of the Credit Agreement and will have, and will be bound by, all of the rights and obligations of a Revolving Lender thereunder as if it had executed the Credit Agreement.

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1.2.          Reaffirmation of Obligations.  Each Credit Party hereby acknowledges, agrees and confirms that, by its execution of this Amendment it accepts each Additional Revolving Lender as a Revolving Lender for all purposes of the Credit Agreement and reaffirms its Obligations to the Revolving Lenders (including the Additional Revolving Lenders) under the Credit Agreement and the other Loan Documents.

Section 2.               Amendments to Schedule 1.1A of the Credit Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, Schedule 1.1A to the Credit Agreement is amended and restated in its entirety by Schedule 1.1A attached hereto.

Section 3.               Conditions Precedent to Amendment.  This Amendment will be effective as of the Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:

3.1.          Amendment.  The Agent will have received counterparts of this Amendment executed on behalf of the Credit Parties, the Agent, and the Additional Revolving Lenders.

3.2.          Certificates.  The Borrowers shall have delivered to the Agent a certificate of each Credit Party (in sufficient copies for each Lender) signed by an authorized officer of such Credit Party (a) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to the Commitment Increase, and (b) certifying that, before and after giving effect to the increase (i) the representations and warranties contained in Section 5 of the Credit Agreement and the other Loan Documents are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (ii) no Default or Event of Default exists.

3.3.          Return of Existing Notes; Execution of New Notes.  Each Revolving Lender that has received a Note shall have returned such Note to the Agent for reissuance in order to reflect the reallocated Commitments and Revolving Loans.  The Borrowers shall have executed and delivered to the Agent new Notes in exchange for such surrendered Notes in amounts reflecting the reallocated Commitments and Revolving Loans.

3.4.          Fees.  The Borrowers shall have paid on or before the Amendment Effective Date all fees owed to any Additional Revolving Lender by the Borrowers under any commitment letters or fee letters entered into between the Borrowers or any of their Affiliates and any Additional Revolving Lenders.

Section 4.               Representations, Warranties, and Covenants of the Credit Parties.  To induce the Agent to enter into this Amendment, each of the Credit Parties hereby represents, warrants, and covenants to the Agent as follows:

4.1.          Due Authorization; No Conflict.  The execution, delivery and performance by the Credit Parties of this Amendment are within each Credit Party’s limited liability company or partnership powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with, or constitute a default under any Legal Requirement, the Organizational Documents of any Credit Party, or any material contract binding upon any of the Credit Parties,

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or result in the creation or imposition of any Lien upon any of the assets of any of the Credit Parties.

4.2.          Validity and Enforceability.  This Amendment constitutes the valid and binding obligation of each of the Credit Parties enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and general equitable principles including remedies of specific performance and injunction.

4.3.          No Defenses.  None of the Credit Parties has any defenses to payment, counterclaims, or right of set-off with respect to any Obligations existing as of the Amendment Effective Date.

Section 5.               Miscellaneous.

5.1.          Reaffirmation of Loan Documents.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents will, except as amended and modified hereby, remain in full force and effect.  The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified and affirmed.  This Amendment constitutes a Loan Document.

5.2.          Parties in Interest.  All of the terms and provisions of this Amendment will bind and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns.

5.3.          Expenses.  As provided in Section 10.9 of the Credit Agreement, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this Amendment and all related documents.

5.4.          Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until the Credit Parties, the Agent and the Additional Revolving Lenders have executed a counterpart.  Facsimiles or other electronic transmission (e.g., pdf) will be effective as originals.

5.5.          Complete Agreement.  THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.6.          Headings.  The headings, captions, and arrangements used in this Amendment are, unless specified otherwise, for convenience only and will not be deemed to limit, amplify, or modify the terms of this Amendment, nor affect the meaning thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date first written above.

BORROWERS:	SILVERTHORNE OPERATING LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

HICKSGAS, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY RETAIL, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

JOINDER AND THIRD AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

NGL SUPPLY WHOLESALE, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY TERMINAL COMPANY, LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

PARENT/GUARANTOR:	NGL ENERGY PARTNERS LP, a Delaware limited partnership

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

JOINDER AND THIRD AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Haylee M. Dallas
	Name:	Haylee M. Dallas
	Title:	Associate

[Signature Page]

JOINDER AND THIRD AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

ADDITIONAL REVOLVING LENDERS:	SUNTRUST BANK

	By:	/s/ David Yates
	Name:	David Yates
	Title:	Managing Director

Address for Notices:
SunTrust Bank
303 Peachtree Street NE 4th Floor
Atlanta, GA 30308
	Attention:	Carmen Malizia
	Facsimile:	(404) 827-6270

[Signature Page]

JOINDER AND THIRD AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

THE F&M BANK & TRUST COMPANY

By:	/s/ Carol E. Owens
Name:	Carol E. Owens
Title:	Vice President

Address for Notices:
F&M Bank & Trust Company
1330 S. Harvard
Tulsa, OK 74112
Attention:	Carol E. Owens
Facsimile:	(918) 743-6256

[Signature Page]

JOINDER AND THIRD AMENDMENT TO CREDIT AGREEMENT

SILVERTHORNE OPERATING LLC

SCHEDULE 1.1A

REVOLVING CREDIT COMMITMENTS

Lender	Acquisition Commitment Amount	Working Capital Commitment Amount	Total Commitment Amount
Wells Fargo Bank, National Association	$21,666,667	$8,333,333	$30,000,000
Harris N.A.	$21,666,667	$8,333,333	$30,000,000
BNP Paribas	$21,666,667	$8,333,333	$30,000,000
Royal Bank of Canada	$21,666,667	$8,333,333	$30,000,000
SunTrust Bank	$14,444,444	$5,555,556	$20,000,000
Capital One, N.A.	$10,833,333	$4,166,667	$15,000,000
BOKF, NA DBA Bank of Oklahoma	$10,833,333	$4,166,667	$15,000,000
F&M Bank & Trust Company	$7,222,222	$2,777,778	$10,000,000
Total Commitments:	$130,000,000	$50,000,000	$180,000,000

Schedule 1.1A-1